America First Quantitative Strategies Fund

PROSPECTUS

NOVEMBER 3, 2008

630 Fitzwatertown Road

Building A, 2nd Floor

Willow Grove, PA 19090

1-877-217-8363

This Prospectus provides important information about the Fund that you should know before investing.  Please read it carefully and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

RISK/RETURN SUMMARY

1

PAST PERFORMANCE

5

FEES AND EXPENSES OF THE FUND

5

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT

STRATEGIES AND RISKS

7

HOW TO BUY SHARES

10

HOW TO REDEEM SHARES

16

DISTRIBUTION PLANS

18

VALUING FUND ASSETS

18

DIVIDENDS, DISTRIBUTIONS AND TAXES

19

MANAGEMENT OF THE FUND

19

FINANCIAL HIGHLIGHTS

21

PRIVACY POLICY

22

FOR MORE INFORMATION

Back Cover

AMERICA FIRST QUANTITATIVE STRATEGIES FUND

The America First Quantitative Strategies Fund (“Fund”), formerly the America First Income Strategies Fund, is a series of the Catalyst Funds (“Trust”), an open-end management investment company, commonly known as a mutual fund.  The Fund is managed by America First Capital Management, LLC (the "Advisor").

RISK/RETURN SUMMARY

Investment Objective

The Fund’s primary goal is to achieve long-term capital appreciation and to achieve positive returns through all market cycles.  As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

Principal Strategies

The Fund intends to achieve its investment objective by investing primarily, under normal circumstances, in other investment companies including: (1) unit investment trusts (affiliated and non-affiliated) ("UITs"); (2) open-end management investment company ("Mutual Funds"); (3) closed-end investment companies ("Closed-End Funds") and (4) exchange traded-funds ("ETFs") (collectively "Underlying Funds").  This type of fund is typically referred to as a fund-of-funds.

Underlying Funds and securities are selected using the Advisor’s Four Corners optimization model.  Each “corner” (or asset class) is categorized by its correlation (a statistical measure of how closely returns move up or down together) with the domestic stock market as represented by the S&P 500 Index.  The Fund will invest across a variety of financial market sectors including emerging markets, fixed income including high yield (commonly referred to as "junk bonds") and real estate related sectors.  The following table shows various examples of asset classes representing each corner – these specific examples may or may not be utilized at any given time:

(1)

CORNER ONE (75% - 100% CORRELATION TO THE S&P 500 INDEX)

i.

Large, mid and small company stocks

(2)

CORNER TWO (50%  - 75% CORRELATION TO THE S&P 500 INDEX)

i.

International stocks

(3)

CORNER THREE (25% - 50% CORRELATION TO THE S&P 500 INDEX)

i.

Preferred stocks

(4)

CORNER FOUR (LESS THAN 25% CORRELATION TO THE S&P 500 INDEX)

i.

Commodity and currency related investments

Each corner will carry at least a 10% allocation within the portfolio to assure diversification among asset classes.  The Advisor’s strategy uses an optimization model to select a mix of each corner to construct a portfolio that has historically shown stock market-type returns with bond market-type risk or volatility.  The specific investments selected for each corner are chosen based on historical (long-term) risk (based on volatility and relative performance in declining markets) and return (based on relative performance in rising markets and 3, 5, 10, and 15 year average annual returns).

The Fund may invest its portfolio entirely in UITs managed by the Advisor.  The Advisor expects, that to the extent it is not able to buy UITs at prices consistent with its search for the best relative value, it will use other Underlying Funds and securities to complete the balance of the Fund’s portfolio.  However, the Advisor expects that UITs will form the majority of the Fund’s portfolio.  The Fund will sell a security when the security no longer meets the selection criteria, as part of the periodic evaluation process used to replace lower performing securities in the portfolio with more attractive securities, or when a security meets its target valuation.

Principal Risks of Investing in the Fund

All mutual funds carry a certain amount of risk. As with any mutual fund, there is no guarantee that the Fund will achieve its goal. The Fund’s returns will vary and you could lose money on your investment in the Fund.  An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Also, an investment in the Fund is not a complete investment program.  Below are some specific risks of investing in the Fund.

•

Fund of Funds Structure Risk. The Fund is structured as a ‘‘fund of funds’’ meaning that it invests primarily in other investment companies. Your cost of investing in the Fund will generally be higher than the cost of investing directly in other investment companies. By investing in the Fund, you will indirectly bear the fees and expenses charged by the Underlying Funds.

•

Underlying Fund Strategy Risk.  Each Underlying Fund, including each UIT, is subject to specific risks, depending on the nature of the Underlying Fund.  These risks could include liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments, and commodities.  Additionally, UITs may be subject to greater liquidity risk than other types of Underlying Funds if the trust were unable to liquidate its portfolio securities to meet redemption requests at prices at or near those used to calculate the trust’s net asset value.

•

Tracking Risks.  Investment in the Fund should be made with the understanding that the UITs and other Underlying Funds in which the Fund invests will not be able to replicate exactly the performance of the indices or sector they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the UITs and other Underlying Funds in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs or Underlying Funds may, from time to time, temporarily be unavailable, which may further impede the ETFs’ and Underlying Funds ability to track their applicable indices.

•

Management Risk.  The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

•

Security Risk.  The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

•

Stock Market Risk.  Overall stock market risks may also affect the value of the Fund.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

•

Preferred Stock Risk.  The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock.  Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.  Preferred stock prices tend to move more slowly upwards than common stock prices.

•

Fixed Income Risk. When the Fund invests in Underlying Funds that own bonds, or in this type of security directly, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of bond funds owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than the market price of shorter-term securities.  Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments).These risks could affect the value of a particular investment by the Fund possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.  In addition, Underlying Funds may invest in what are sometimes referred to as “junk bonds.” Such securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality debt securities.

•

Stock Value Risk.  Stocks involve the risk that they may never reach what the portfolio manager believes is their full market value, either because the market fails to recognize the stock’s intrinsic worth or the manager misgauged that worth. They also may decline in price, even though, in theory, they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund’s performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing only stocks of a particular market cap, industry or investment strategy).

•

Small and Medium (Mid) Capitalization Stock Risk.  To the extent the Fund invests in the stocks of small and mid-sized companies, the Fund may be subject to additional risks.  The earnings and prospects of these companies are more volatile than larger companies.  These companies may experience higher failure rates than larger companies.  Small- and mid-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. Small- and mid-sized companies may have limited markets, product lines or financial resources and may lack management experience.

•

Commodity Related Risks. The Fund’s exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, commodity-based exchange traded trusts, commodity-based mutual funds, and commodity-based exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

•

Foreign and Currency Exposure Risk. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.  The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar.  The value of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations.  Although the Fund does not expect to invest in the securities of foreign companies directly, it may invest in Underlying Funds which cause the Fund to be exposed to some degree to the risks associated with foreign markets.  Special risks associated with investments in foreign markets may include less liquidity, greater volatility, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

•

Growth Sector Risk. Another area of risk involves the focus of the Fund’s assets in securities in the growth sector, including the defensive growth sector.  Growth companies are those which the Advisor believes will experience significant earnings and/or revenue growth when compared to other companies with more stable outlooks.  The Advisor expects that these rapidly growing companies will continue to increase in value thereby allowing the Fund to reap the benefits of large capital gains. In general, growth funds are more volatile than other types of funds.  Since the Fund invests more heavily in the growth sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.

•

Real Estate Risk.  The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate.  These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects.  Real Estate Investment Trusts ("REITs") are heavily dependent upon the management team and are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

•

Limited History of Operations. The Fund is a relatively new mutual fund and has a limited history of operations.  In addition, the Fund’s Advisor has limited investment management experience, including experience managing a mutual fund.  Therefore, the Advisor has a very limited track record that can be used by investors.

The Fund is exposed to other risks as well.  Please refer to the section below entitled "Additional Information About the Fund’s Strategies and Risks" for more details regarding additional risk factors that you should consider before investing.

Is This Fund Right For You?

The Fund may be appropriate for you if you:

•

Seek a long-term investment goal;

•

Desire a portfolio of UITs and other Underlying Funds that seek to produce positive returns throughout all market cycles;

•

Are willing to accept gains and losses caused by fluctuations in global equity markets.

The Fund may not be appropriate for you if you seek:

•

A short-term investment goal;

•

Safety of principal; or

•

Regular income.

PAST PERFORMANCE

Performance information is not included because the Fund is a recently formed fund and does not yet have a full calendar year of performance.

FEES AND EXPENSES OF THE FUND

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Quantitative Strategies

Shareholder Fees

Fund

(fees paid directly from your investment)

Class A         Class C

Maximum Sales Charge (Load)

4.00%

2.00%

   Maximum Sales Charge (Load) Imposed on Purchases

4.00%

1.00%

   Maximum Deferred Sales Charge (Load)

 1.00%1

1.00%

   Maximum Sales Charge (Load) Imposed on Reinvested Dividends

and Distribution

NONE         NONE

Redemption Fee2

NONE

           NONE

Exchange Fee

NONE

           NONE

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fee

1.00%

  1.00%

Distribution (12b-1) Fees

0.25%

  1.00%

Other Expenses

9.92%

  9.92%

Acquired (Underlying) Fund Fees and Expenses3

 0.50%

               0.50%

Total Annual Fund Operating Expenses

11.67%

               12.42%

Fee Waivers and Expense Reimbursement4

-9.67%

  -9.67%

Net Expenses (after expense reimbursement)4

2.00%

   2.75%

1 In the case of investments in Class A shares made at or above the $1 million breakpoint (where you do not pay an initial sales charge), you may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed less than one year after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

2 A $15 fee may be charged for redemptions made by wire.

3 Acquired (Underlying) Fund Fees and Expenses are based on estimated amounts for the Fund’s current fiscal year due to the fact that the Fund recently changed its investment strategy to invest primarily in UITs and other Underlying Funds.  The Total Annual Fund Operating Expenses in this fee table will not correlate to the expense ratio in the Fund’s financial statements or financial highlights because they include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Underlying Funds.

4 The advisor has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain the Fund’s total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds, and extraordinary expenses) at 1.50% for Class A shares and 2.25% for Class C shares through October 31, 2009.  Each waiver or reimbursement by the advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver and the repayment is approved by the Board of Trustees.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except for fee waivers and/or expense reimbursements reflected in the first year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$595	$2,751	$4,630	$8,333
Class C	$375	$2,707	$4,705	$8,539

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES AND RISKS

General Information

The investment objective of the Fund is non-fundamental and may be changed by the Board of Trustees without shareholder approval. If the Board decides to change the Fund’s investment objective, shareholders will be given 60 days advance notice.  The Board does not anticipate making any such changes.

Principal Investment Strategies:

Unit Investment Trusts

UITs are a form of investment company that shares several attributes with mutual funds, but is also different in material respects.  UITs, like mutual funds, are registered with the Securities and Exchange Commission (the "SEC"), continuously offer to by and sell units daily, employ an investment manager.  They differ in that the investment manager selects UIT assets at the time of the trust’s formation and does not typically alter the relative composition of the portfolio, while mutual funds tend to be actively managed resulting in a shifting asset composition.  Additionally, UITs have a set maturity date usually ranging from one-year to 30 years, while mutual funds have a perpetual existence.

Traditional and distinguishing characteristics of UITs are:

•

A UIT typically issues redeemable securities (or "units"), like a mutual fund, which means that the UIT will buy back an investor’s "units," at the investor’s request, at their approximate net asset value.

•

 A UIT typically will make a one-time "public offering" of only a specific, fixed number of units (like closed-end funds). Many UIT sponsors, however, will maintain a secondary market (either over the counter or on an exchange), which allows owners of UIT units to sell them back to the sponsors and allows other investors to buy UIT units from the sponsors.

•

A UIT will have a termination date (a date when the UIT will terminate and dissolve) that is established when the UIT is created (although some may terminate more than fifty years after they are created). In the case of a UIT investing in bonds, for example, the termination date may be determined by the maturity date of the bond investments. When a UIT terminates, any remaining investment portfolio securities are sold and the proceeds are paid to the investors.

•

A UIT does not actively trade its investment portfolio. That is, a UIT buys a relatively fixed portfolio of securities (for example, five, ten, or twenty specific stocks or bonds), and holds them with little or no change for the life of the UIT. Because the investment portfolio of a UIT generally is fixed, investors know more or less what they are investing in for the duration of their investment. Investors will find the portfolio securities held by the UIT listed in its prospectus.

•

A UIT does not have a board of directors, but rather a trustee who performs many of the management functions of a mutual fund board.

Exchange Traded Funds

The Fund may invest in securities commonly referred to as "exchange traded funds" or "ETFs," whose shares are listed and traded on U.S. stock exchanges.  Some ETFs attempt to track the returns of the relevant index by investing in accordance with the market capitalization of each security in the index, while others invest equal amounts in each security without regard to market capitalization.  ETFs that attempt to track a particular index will not be able to replicate exactly the performance of the index they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which a Fund invests will incur expenses not incurred by their applicable indices.

ETFs incur fees and expenses such as operating expenses, licensing fees, registration fees, trustee fees, and marketing expenses. Therefore, ETF shareholders (such as the Fund) will pay their proportionate share of these expenses.

Closed-End Funds

The Fund may invest its assets in "closed-end" investment companies.  Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund will incur normal brokerage costs on purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of a Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Temporary Defensive Positions

From time to time, the Fund may take temporary defensive positions, which are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions.  For example, the Fund may hold all or a portion of their respective assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers acceptances, commercial paper, money market funds and repurchase agreements.  If the Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees.  Although the Fund would do this only in seeking to avoid losses, the Fund will not be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.  The Fund also may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Turnover

The Fund may engage in active and frequent trading of portfolio securities to achieve the investment objective of the Fund.  High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund.   Additionally, a higher turnover rate may expose the Fund’s shareholders to higher taxes than those borne by shareholders in other funds which may have a lower turnover rate.  A high turnover rate may create short-term capital gains which are taxed at a higher rate than long-term capital gains.  A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one-year period.  During the partial fiscal year ended June 30, 2008, the Fund had a portfolio turnover rate over 100%.

Portfolio Holdings Disclosure Policies

A description of the Fund’s policies regarding disclosure of the securities in the Fund’s portfolios is found in the Statement of Additional Information.

HOW TO BUY SHARES

Purchasing Shares

You may buy shares on any business day.  This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange ("NYSE") is closed, including the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

The Fund calculates its net asset value ("NAV") per share as of the close of regular trading on the NYSE every day the NYSE is open.  The NYSE normally closes at 4:00 p.m. Eastern Time ("ET").  The Fund’s NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent.

Purchases orders received in "proper form" by the Fund’s transfer agent before the close of trading on the NYSE will be processed at the NAV next calculated after your order is received.  On occasion, the NYSE closes before 4:00 p.m. ET.  When that happens, purchase orders received after the NYSE closes will be processed the following business day.  To be in "proper form," the purchase order must include:

•

Fund name and account number;

•

Account name(s) and address;

•

The dollar amount or number of shares you wish to purchase.

Multiple Classes

The Fund offers both Class A and Class C shares. Each Class of shares has a different distribution arrangement and expenses to provide for different investment needs. This allows you to choose the class of shares most suitable for you depending on the amount and length of investment and other relevant factors. Sales personnel may receive different compensation for selling each class of shares.

Class A Shares

You can buy Class A shares at the public offering price, which is the NAV plus an up-front sales charge.  You may qualify for a reduced sales charge, or the sales charge may be waived, as described below.  The up-front sales charge also does not apply to Class A shares acquired through reinvestment of dividends and capital gains distributions.  Class A shares are subject to a 12b-1 fee which is lower than the 12b-1 fee for the Class C shares.  The up-front Class A sales charge and the commissions paid to dealers are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	4.00%	4.17%	3.50%
$50,000 but less than $100,000	3.50%	3.63%	3.00%
$100,000 but less than $250,000	3.00%	3.09%	2.50%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.50%
$1,000,000 and above (1)	0.00%	0.00%	0.00%

(1) In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a 1.00% CDSC may be assessed on shares redeemed less than one year after the date of purchase  (excluding shares purchased with reinvested dividends and/or distributions).

If you invest $1 million or more either as a lump sum or through rights of accumulation quantity discount or letter of intent programs, you can buy shares without an initial sales charge.  The Fund’s distributor may pay a commission up to 1.00% out of its own resources to broker-dealers who initiate and are responsible for the purchase of shares of $1 million or more.

How to Reduce Your Sales Charge

We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares.

Class A Sales Charge Reductions

Reduced sales charges are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances.

Letter of Intent:  An investor may qualify for a reduced sales charge immediately by stating his or her intention to invest in the Fund, during a 13-month period, an amount that would qualify for a reduced sales charge and by signing a Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent.  However, if an investor does not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when you sell your shares, if earlier), the additional shares that were purchased due to the reduced sales charge credit the investor received will be liquidated to pay the additional sales charge owed.

Rights of Accumulation:  You may add the current value of all of your existing Fund shares to determine the front-end sales charge to be applied to your current Class A purchase.  Only balances currently held entirely in the Fund or, if held in an account through a financial services firm, at the same firm through whom you are making your current purchase, will be eligible to be added to your current purchase for purposes of determining your Class A sales charge.  You may include the value of the Fund’s investments held by the members of your immediately family, including the value of the Fund’s investments held by you or them in individual retirement plans, such as individual retirement accounts ("IRAs"), provided such balances are also currently held entirely in the Fund or, if held in an account through a financial services firm, at the same financial services firm through whom you are making your current purchase.  The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater.  The current market value of the shares is determined by multiplying the number of shares by the previous day’s NAV.  If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current broker-dealer.

Investments of $1 Million or More:  With respect to Class A shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1.00% CDSC on shares redeemed less than one year after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).  The CDSC for these Class A shares is based on the NAV at the time of purchase. The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.  For example, if you buy shares on the 15th of the month, they will age one month on the 15th day of the next month and each following month.  To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased.

Class A Sales Charge Waivers: The Fund may sell Class A shares at NAV (i.e. without the investor paying any initial sales charge) to certain categories of investors, including: (1) investment advisory clients or investors referred by the Fund’s Advisor or its affiliates; (2) officers and present or former Trustees of the Trust; directors and employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (3) the Fund’s Advisor or its affiliates and certain employee benefit plans for employees of the Fund’s investment; (4) employer sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans, and individual retirement accounts (including individual retirement accounts to which simplified employee pension ("SEP") contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the advisors; (5) fee-based financial planners and registered investment advisors who are purchasing on behalf of their clients; (6) broker-dealers who have entered into selling agreements with the Fund’s advisor for their own accounts; and (7) participants in no-transaction-fee programs of brokers that have a dealer or shareholder servicing agreement with the Fund.

Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements.  Additional information is available by calling 877-217-8363.  Your financial advisor can also help you prepare any necessary application forms.  You or your financial advisor must notify the Fund at the time of each purchase if you are eligible for any of these programs.  The Fund may modify or discontinue these programs at any time.  Information about Class A sales charges and breakpoints is available on the Fund’s website at www.AmericaFirstFunds.com.

Class C Shares

Sales of Class C shares are subject to a 1.00% front-end sales charge. Class C shares are subject to an annual 12b-1 fee of 1.00%, payable to the Advisor or selected dealers. Because Class C shares pay a higher 12b-1 fee than Class A shares, Class C shares have higher ongoing expenses than Class A shares.

Class C shares are also subject to a 1.00% CDSC on shares redeemed less than one year after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions) to recover Commissions paid to your broker-dealer.  The CDSC for these Class C shares is based on the NAV at the time of purchase. The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.  For example, if you buy shares on the 15th of the month, they will age one month on the 15th day of the next month and each following month.  To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased.

Opening an Account

You may purchase shares directly through the Fund’s transfer agent or through a brokerage firm or other financial institution that has agreed to sell Fund shares.  If you purchase shares through a brokerage firm or other financial institution, you may be charged a fee by the firm or institution.

If you are investing directly in the Fund for the first time, please call toll-free 877-217-8363  to request a Shareholder Account Application.  You will need to establish an account before investing.  Be sure to sign up for all the account options that you plan to take advantage of.  For example, if you would like to be able to redeem you shares by telephone, you should select this option on your Shareholder Account Application.  Doing so when you open your account means that you will not need to complete additional paperwork later.

If you are purchasing through the Fund’s transfer agent, send the completed Shareholder Account Application and a check payable to the appropriate Fund to the following address:

America First Funds

c/o Matrix Fund Services

630 Fitzwatertown Road

Building A, 2nd Floor

Willow Grove, PA 19090-1904

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.  No cash, credit cards or third party checks will be accepted.  A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons.  If a check does not clear your bank or the Fund is unable to debit your predesignated bank account on the day of purchase, the Fund reserves the right to cancel the purchase.  If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase.  The Fund (or Fund agent) has the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price.  Any profit on such cancellation will accrue to the Fund.  Your investment in the Fund should be intended to serve as a long-term investment vehicle.  The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market.  The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading.  The Fund also reserves the right to stop offering shares at any time.

If you choose to pay by wire, you must call the Fund’s transfer agent, at 877-217-8363  to obtain instructions on how to set up your account and to obtain an account number and wire instructions.

Wire orders will be accepted only on a day on which the Fund, the custodian and the transfer agent are open for business.  A wire purchase will not be considered made until the wired money and purchase order are received by the Fund.  Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent.  The Fund presently does not charge a fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.  This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you.  We may also ask for other identifying documents or information, and may take additional steps to verify your identity.  We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

Minimum Purchase Amount

The minimum initial investment in the Fund is $1,000 for a regular account, $1,000 for an IRA account, or $100 for an automatic investment plan account.  The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts.  Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution.  To the extent investments of individual investors are aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

Automatic Investment Plan

You may open an automatic investment plan account with a $100 initial purchase and a $100 monthly investment. If you have an existing account that does not include the automatic investment plan, you can contact the Fund’s transfer agent to establish an automatic investment plan. The automatic investment plan provides a convenient method to have monies deducted directly from your bank account for investment in the Fund. You may authorize the automatic withdrawal of funds from your bank account for a minimum amount of $100. The Fund may alter, modify or terminate this plan at any time. To begin participating in this plan, please complete the Automatic Investment Plan Section found on the application or contact the Trust at 877-217-8363.

Additional Investments

The minimum subsequent investment in the Fund is $50.  You may purchase additional shares of the Fund by check or wire. Your bank wire should be sent as outlined above. You also may purchase Fund shares by making automatic periodic investments from your bank account.  To use this feature, select the automatic investment option in the account application and provide the necessary information about the bank account from which your investments will be make.  You may revoke your election to make automatic investments by calling 877-217-8363 or by writing to the Fund at:

America First Funds

c/o Matrix Fund Services

630 Fitzwatertown Road

Building A, 2nd Floor

Willow Grove, PA 19090-1904

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell to any person.  If your wire does not clear, you will be responsible for any loss incurred by the Fund.  If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred.  You may be prohibited or restricted from making future purchases in the Fund.

The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders.  The Fund is deemed to have received an order when the authorized person or designee receives the order, and the order is processed at the NAV next calculated thereafter.  It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent.

Market Timing

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. To the extent that a Fund significantly invests in small or mid-capitalization equity securities, because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders.  The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive.  This policy applies uniformly to all Fund shareholders.  While the Fund attempts to deter market timing, there is no assurance that they will be able to identify and eliminate all market timers.  For example, certain accounts called “omnibus accounts” include multiple shareholders.  Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund.  The netting effect often makes it more difficult for the Fund to detect market timing, and there can be no assurance that the Fund will be able to do so.  Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker, to the Fund upon request.  If the Fund becomes aware of market timing in an omnibus account, they will work with the broker maintaining the omnibus account to identify the shareholder engaging in the market timing activity.  In addition, the Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders or if the Fund thinks that trading is abusive.

HOW TO REDEEM SHARES

You may redeem your shares on any business day.  Redemption orders received in proper order by the Fund’s transfer agent or by a brokerage firm or other financial institution that sells Fund shares before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s NAV.  Your brokerage firm or financial institution may have an earlier cut-off time.

Shares of the Fund may be redeemed by mail or telephone.  You may receive redemption payments in the form of a check or federal wire transfer, subject to any applicable redemption fee.  A wire transfer fee of $15 may be charged to defray custodial charges for redemptions paid by wire transfer.  Any charges for wire redemptions will be deducted from your account by redemption of shares.  If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail.  You may redeem any part of your account in the Fund at no charge by mail.  Your request, in proper form, should be addressed to:

America First Funds

c/o Matrix Fund Services

630 Fitzwatertown Road

Building A, 2nd Floor

Willow Grove, PA 19090-1904

“Proper form” means your request for redemption must:

•

Include the Fund name and account number;

•

Include the account name(s) and address;

•

State the dollar amount or number of shares you wish to redeem; and

•

Be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.

The Fund may require that the signatures be guaranteed if you request the redemption check be mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request.  The Fund may also require that signatures be guaranteed for redemptions of $25,000 or more.  Signature guarantees are for the protection of shareholders.  You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed.  Please call the transfer agent at 877-217-8363 if you have questions.  At the discretion of the Fund, you may be required to furnish additional legal documents to insure proper authorization.  The Fund will not make checks payable to any person other than the shareholder(s) of record or a financial intermediary for the benefit of the shareholder(s) or record.

By Telephone.  You may redeem any part of your account in the Fund by calling the transfer agent at 877-217-8363.  You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option.  The Fund, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine.  However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions.  Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund may terminate the telephone redemption procedures at any time.  During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent have ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges.  If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

Redemption Fee and CDSC.  Currently, the Fund does not charge a redemption fee. Shareholders in the Fund who redeem Class C shares less than one year after the date of purchase may be assessed a 1.00% CDSC on the shares redeemed.  Shareholders in the Fund who purchased $1 million or more Class A shares and did not pay a front-end sales charge may be assessed a 1.00% CDSC on shares redeemed less than one year after the date of their purchase.

The Fund uses a "first in, first out" method for calculating the CDSC.  This means that shares held the longest will be redeemed first, and shares held the shortest time will be redeemed last.  The CDSC is paid to the advisor to reimburse expenses incurred in providing distribution-related services to the Fund.

The Fund reserves the right to modify or eliminate the CDSC or waivers or impose a redemption fee at any time.  If there is a material change to the Fund’s redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.  The Statement of Additional Information contains further details about the redemption fee and CDSC and the conditions for waiving these fees.

Additional Information.  If you are not certain of the requirements for redemption please call the transfer agent at 877-217-8363.  Redemptions specifying a certain date or share price cannot be accepted and will be returned.  You will be mailed the proceeds on or before the fifth business day following the redemption.  You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check.  Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days written notice if the value of your shares in the Fund is less than $1,000 due to redemption, or such other minimum amount as the Fund may determine from time to time.  You may increase the value of your shares in the Fund to the minimum amount within the 30-day period.  All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund.  An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

DISTRIBUTION PLANS

The Fund has adopted distribution and service plans under Rule 12b-1 of the 1940 Act that allows the Fund to pay distribution and/or service fees in connection with the distribution of its Class A and Class C shares and for services provided to shareholders.  Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A Shares

Under the Fund’s Plan related to the Class A Shares, the Fund may pay the advisor an annual fee of up to 0.50% of the average daily net assets of the Fund’s Class A Shares for providing ongoing services to you. The Fund is currently paying the advisor up to 0.25% of the average daily net assets of its Class A shares. The advisor may pay all or a portion of the distribution and services fees to your financial advisor for providing ongoing services to you.

Class C Shares

Under the Fund’s Plan related to the Class C Shares, the Fund will pay the advisor an annual fee of up to 1.00% of the average daily net assets of the Fund’s Class C Shares.  The advisor may pay all or a portion of the distribution and services fees to your financial advisor for providing ongoing service to you.

VALUING FUND ASSETS

The Fund’s assets are generally valued at their market value.  If market prices are not available or, in the advisor’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the advisor will value the Fund’s assets at their fair value according to policies approved by the Fund’s Board of Trustees.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the advisor may need to price the security using the Fund’s fair value pricing guidelines. If a security, such as a small cap security, is so thinly traded that reliable market quotations are unavailable, the advisor may need to price the security using fair value pricing guidelines.  Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors.  Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders.  The Fund may use pricing services to determine market value.  The Fund’s NAV is calculated based upon the NAV of the underlying investment companies in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders.  These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund.  The Fund expects that its distributions will consist of both capital gains and dividend income.  The Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards) annually.

Taxes

In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events.  Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold.  Any tax liabilities generated by your transactions or by receiving distributions are your responsibility.  You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.  The Fund may produce capital gains even if it does not have income to distribute and performance has been poor.

Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year.  If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.  Because each investor’s tax circumstances are unique, please consult with your tax advisor about your investment.

MANAGEMENT OF THE FUND

Advisor

America First Capital Management, LLC (the “Advisor”), a California limited liability company located at 8150 Sierra College Blvd., Suite 290, Roseville, CA, serves as advisor to the Fund. The Advisor was formed in January 2007 and has no prior experience in advising investment accounts or a mutual fund.  Management of the Fund is currently its primary business.  Under the terms of the management agreement, the Advisor is responsible for formulating the Fund’s investment policies, making ongoing investment decisions and directing portfolio transactions.

Portfolio Manager

Rick Gonsalves is the co-founder and President of the Advisor.  Mr. Gonsalves is also the CEO and President of Renaissance Investment Services, Inc. Mr. Gonsalves co-founded the Advisor in January 2007.  He currently serves as the Advisor’s President and Money Manager, positions he has held since the Advisor’s inception.  Mr. Gonsalves has 13 years of experience in the investment management industry in which he managed investment portfolios utilizing his heavily-researched quantitative investment strategies. Since 2004, he has been President and CEO of Renaissance Investment Services. From 2002-2004, he was a Vice President at RBC Dain Rauscher. He currently holds series 7, 24, 63, and 65 securities licenses and a Life & Health Insurance License.  Mr. Gonsalves has been the portfolio manager for the Fund since its inception.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed and ownership of securities in his managed Fund.

Advisory Fees

The Advisor is entitled to receive a fee equal to 1.00% of the average daily net assets of the Fund.  For the period ended June 30, 2008, the Advisor received advisory fees equal to __% of the Fund’s average net assets.  The Advisor has contractually agreed to waive fees and/or reimburse expenses, but only to the extent necessary to maintain the Fund’s total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; underlying fund expenses and extraordinary expenses) at 1.50% for Class A shares and 2.25% for Class C shares of the Fund.  The Advisor (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services for the Fund’s shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.  A discussion regarding the basis of the Board of Trustees’ approval of the management agreement with the Advisor is available in the Trust’s semi-annual report to shareholders for the periods ending December 31 of each year.

The Advisor also receives management fees from the affiliated UITs in which the Fund invests.  The Advisor is entitled to receive a fee equal to approximately 0.50% of the net assets each affiliated UIT which it advises.  These fees are paid by the Fund to Matrix Capital Group, Inc. as the depositor/sponsor of each UIT who, in turn pays, the Advisor a portion of the creation and development fee charged to the Fund.  Matrix Capital Group, Inc. is also the Fund’s Distributor.

FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand the Quantitative Strategies Fund’s (formerly the America First Income Strategies Fund) financial performance during the period of its operations.  Certain financial information reflects financial results for a single Fund share.  The total return in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This information has been audited by Briggs Bunting & Dougherty, LLP whose report, along with the Fund’s financial statements, are included in the Annual Report, which is available upon request.

	Class A		Class C
	For the Period Ended		For the Period Ended
	June 30, 2008 *		June 30, 2008 *
Net Asset Value, Beginning of Period	$10.00		$10.00

Investment Operations:
Net investment income	0.48		0.48
Net realized and unrealized loss on investments	(2.10)		(2.14)
Total from investment operations	(1.62)		(1.66)

Distributions from:
Net investment income	(0.49)		(0.45)
Total distributions	(0.49)		(0.45)

Net Asset Value, End of Period	$7.89		$7.89

Total Return (a)	(16.49)%		(16.90)%

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$1,071		$428

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	11.17%	[1]	11.92%	[1]
After fees waived and expenses absorbed	1.50%	[1]	2.25%	[1]

Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.22)%	[1]	(0.97)%	[1]
After fees waived and expenses absorbed	9.45%	[1]	8.70%	[1]
Portfolio turnover rate	126.20%		126.20%

(a)

Aggregate total return, not annualized.  Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and excludes all sales charges.

[1] Annualized.
*	The America First Quantitative Strategies Fund Class A and Class C shares commenced operations on September 28, 2007.

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources.  In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collect.  The Fund collects the following nonpublic personal information about you:

•

Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

•

Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses.  The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law.  The Fund is permitted by law to disclose all of the information they collect, as described above, to their service providers (such as the Fund’s custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security.  The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

THIS PRIVACY POLICY IS NOT PART OF THE PROSPECTUS

FOR MORE INFORMATION

Several additional sources of information are available to you.  The Statement of Additional Information (“SAI”), incorporated into this Prospectus by reference, contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates.  The annual reports contain management’s discussion of market conditions and investment strategies that significantly affected the Fund’s performance results as of the Fund’s latest annual fiscal year end.

Call the Fund at 877-217-8363  to request free copies of the SAI, the annual report and the semi-annual report, to request other information about the Fund and to make shareholder inquiries. You may also obtain this information from the Fund’s internet site at www.AmericaFirstFunds.com.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (the “SEC”) Public Reference Room in Washington, D.C.  Call the SEC at 1-202-551-8090 for room hours and operation.  You also may obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:  publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act File No. 811-21872